PROPERTY MANAGEMENT AGREEMENT
                                (Villa Antigua I)




         THIS AGREEMENT is made as of this 1st day of November, 1996, by and between L'AUBERGE COMMUNITIES INC., a California corporation ("Agent"), and CLUSTER HOUSING PROPERTIES, A CALIFORNIA LIMITED PARTNERSHIP ("Owner"), with reference to the following:

         A. Owner owns certain real property located in Scottsdale, Arizona, as more particularly described on Exhibit "A" attached hereto (the "Site"), upon which 88 apartment units (the "Units") have been constructed. (The Site, Units and all improvements relating to or connected with the Units, together with all appurtenances, fixtures and equipment and all rights and privileges now or hereafter contained in, belonging to or in any way pertaining or beneficial to any of the foregoing, whether or not attached to the Site or the Units, are sometimes hereinafter collectively referred to as the "Property.")

         B. Agent possesses the organization and skills necessary to discharge its obligations hereunder.

         C. Owner desires to employ Agent, and Agent desires to be employed by Owner, for the orderly management and operation of the Property on the terms and conditions set forth below.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

          1.      Appointment of Manager.

                  Owner hereby appoints Agent as Owner's exclusive representative, manager and agent for the purposes of managing, maintaining, and operating the Property for the account of Owner during the term of this Agreement and upon the terms and conditions set forth below.

          2.      Term.

                  The term of this Agreement shall commence on the date first set forth above (the "Commencement Date") and Agent's obligations ("Agent's Management Obligations") pursuant to this Agreement shall expire in accordance with the provisions of Paragraph 9 below.



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          3.      Agent's Duties.

                  a.     Agent agrees to perform the following duties on behalf
                          of Owner:

                           (i) To accept and does hereby accept the management of the Property for the period and upon the terms herein provided, and agrees to furnish the services of its organization for the renting, operating and managing of the Property, and to do and perform any and all things in and about the management, maintenance and operation of the Property customarily performed by agents of similar properties, in a professional, reasonable, effective and efficient manner, subject however to the provisions of Section 3(d) below;

                          (ii)      [Intentionally deleted];

                         (iii)      To aid, assist and cooperate in the matter
          of real property taxes and          insurance claim adjustments;

                          (iv)      Subject to the provisions of Paragraph 8
           below, to care for, place and   supervise all insurance coverage;

                           (v) Subject to the provisions of Paragraph 8 below, to render on or before the tenth (10th) day of each calendar month during the term hereof, statements of receipts, expenses and charges for the previous calendar month;

                          (vi)      [Intentionally deleted];

                         (vii) To hire, discharge and supervise all labor and employees ("Project Personnel") required for the operation and maintenance of the Property (exclusive of employees retained to undertake the activities described in Section 3(d) below), it being agreed that all employees shall be deemed to be employees of Agent and not of Owner, and that Agent may perform its duties through its attorneys, agents and employees holding such licenses as may be necessary or appropriate for the performance of such duties, but shall not be responsible for their acts, defaults and negligence if reasonable care has been exercised in their appointment, supervision and retention;

                        (viii) To pay all expenses, including without limitation mortgage payments, real estate and personal property taxes, insurance premiums, licenses, fees and payroll taxes and other obligations of Owner, incurred in connection with the Property during the term of this Agreement, prior to their due dates;

                          (ix) To account for all deposits received from tenants, and the excess of operating revenues over the sum of operating expenses plus reserves established by Owner (or as otherwise approved from time to time by Owner, provided that in any event such amount shall not be less than the amount reasonably sufficient to pay all accounts payable of the Property), to Owner; and

                           (x) To enter into any laundry, laundry machine and/or vending machine leases and other personal property leases.

                  b. Agent shall establish operating procedures and policies necessary to perform Agent's Management Obligations under this Agreement.

                  c.  Agent  shall  be   authorized   to  make   contracts   for
electricity, gas, fuel, water, telephone, sweeping, cleaning and other similar services or such of them as Agent, in its discretion, shall deem advisable.

                  d. Notwithstanding anything contained in this Section 3 or elsewhere in this Agreement to the contrary, Agent shall not be responsible for, nor shall Agent perform, any of the activities described in Arizona Revised Statute ss. 32-2101.32, or any successor statute, which activities require an Arizona real estate broker's or salesperson's license. These activities presently include without limitation renting, offering to rent, or negotiating the rental of real estate and collecting rents for the use of real estate. Owner acknowledges that Agent does not have a real estate license in Arizona. Owner and Agent further acknowledge that any natural person hired to undertake such activities for the Property pursuant to A.R.S. ss. 32-2121.A.7 shall be employed directly by Owner and shall be compensated directly by Owner.

          4.      Compensation.

                  During the term hereof, Owner agrees to pay to Agent on the first day of each month a management fee (the "Property Management Fee") equal to 4% of rents collected in the preceding month (including forfeited security deposits and nonrefundable deposits and fees) as long as Agent's Management
Obligations have not been terminated, as compensation for Agent's management services hereunder.

          5.      Operating Budget; Accounting.

                  a. Agent shall prepare an operating budget for the Property for each calendar year during the term of this Agreement. Such operating budget shall be prepared in consultation with Owner.

                  b. All monthly accounting functions for the Property, including without limitation rent collection and the processing and payment of accounts payable of the Property but excluding rent collection, shall be the responsibility of Agent at Agent's sole cost and expense.

          6.      Bank Account.

                  Agent shall establish and maintain a separate trust account in the name of Owner for the deposit of all monies collected from or in connection with the operation of the Property. Agent shall have the authority to draw on this account for any payments which Agent may make solely for the discharge of any liabilities or obligations incurred pursuant to this Agreement, and for the payment of the Property Management Fee, all of which payments shall be subject to the limitations of this Agreement.

          7.      Records; Reports; Meetings; Remittance.

                  a. Agent shall maintain books of account on all receipts and disbursements incurred in the management and operation of the Property, which records shall, at all reasonable times, be open to inspection by Owner without prior notice.

                  b. During the term of this Agreement, Agent shall furnish to Owner, the following written reports:

                           (i) On a monthly basis, not later than ten (10) days following the end of each calendar month, a detailed cash operating report, showing all receipts and disbursements for the previous month; and

                          (ii) On a monthly basis,  not later than ten (10) days
         following  the  end  of  each  calendar  month,  a  recapitulation   of
         delinquent rents and a rent roll.

                  c. All net cash flow from operations of the Property, after establishment of Property operating reserves, shall be remitted to Owner by the tenth (10th) day of the following calendar month.

          8.      Property Personnel; Insurance.

                  a. Subject to the provisions of Paragraph 3(a)(vii) above, Agent shall hire or discharge on behalf of Owner all Property Personnel required for the operation and maintenance of the Property exclusive of employees retained to undertake the activities described in Section 3(d) above.

                  b. Owner shall maintain public liability insurance and have Agent named as an additional insured in all such policies. The maintenance of other insurance in connection with the Property shall be the responsibility of Owner, but, upon the request of Owner, shall be supervised and implemented by Agent, as hereinabove provided.

          9.      Termination.

                  Agent's Management Obligations may be terminated or modified at any time as provided below:

                  a. If Owner shall sell or otherwise transfer title to the Property (except in connection with a reorganization of Owner):

                           (i)      Agent's Management Obligations shall
 automatically terminate as of the date of closing of such sale or transfer; and

                          (ii) Owner shall pay to Agent any accrued but unpaid Property Management Fees owing to Agent pursuant to this Agreement up to the date of closing of such sale or transfer.

                  b. Either party shall have the right, by giving written notice to the other party, to terminate Agent's Management Obligations without cause effective upon thirty (30) days prior written notice and with cause effective immediately upon delivery.

                  c. In the event Agent's Management Obligations are terminated pursuant to Paragraph 9.b. above, Agent's right to receive the Property Management Fee shall terminate as of the effective date of such termination. For purposes hereof, "cause" shall mean, in addition to any material default or breach by Agent under this Agreement, any act or omission which constitutes negligence, willful malfeasance or fraud.

         10.      Settlement.

                  Upon  the   expiration  or  sooner   termination   of  Agent's
Management Obligations, or in the event that, by mutual agreement of the parties, on-site management of the Property is delegated to a third party:

                  a. Agent shall deliver and transfer to Owner or Owner's designee all books, records, agreements, documents and instruments of whatsoever nature pertaining to the Property maintained by Agent on behalf of Owner other than those maintained by Agent in the course of its own day-to-day business, and shall pay over to Owner or its designee all sums arising out of the operation of the Property from the commencement of business operations thereat, including, without limitation, all advance rent, security deposits, unused cleaning fees and the like, less permitted expenses actually paid by such transferring party;

                  b. Owner shall pay to Agent any sums for which Agent is then entitled to reimbursement hereunder, including those which Agent may have theretofore advanced on behalf of Owner and for which Agent shall not have theretofore received reimbursement.

         11.      Reimbursement.

                  Owner agrees to promptly reimburse Agent for any monies that Agent may advance on behalf of or for the benefit of the Property or Owner if such reimbursement may not reasonably be made from funds from the Property. Notwithstanding the foregoing, Agent shall not be obligated to make any such advances for the benefit of the Property or Owner.

         12.      Indemnity.

                  Owner hereby indemnifies and agrees to hold Agent harmless from and against any and all suits, claims or costs incurred by Agent in any actions brought by third parties in connection with the management of the Property or this Agreement, and from any liability or injury suffered by third parties in or on the Property, except for any such suits, claims or costs which arise from or relate to any act or omission of Agent or its employees which constitutes negligence, willful malfeasance or fraud, as to which Agent shall indemnify and hold Owner harmless.

         13.      Notices.

                  All notices required to be given by either party to the other shall be in writing and shall be deemed to have been properly given and delivered when deposited in the United States mail, sent certified or registered, return receipt requested, postage prepaid, or by commercial air courier, addressed to the parties as follows:

         If to Owner:

                  c/o L'Auberge Communities Inc.
                  5110 Langdale Way
                  Colorado Springs, Colorado 80906
                  Attention:  Stephen B. Boyle

         With a copy to:

                  Hughes Hubbard & Reed LLP
                  350 South Grand Avenue, Suite 3600
                  Los Angeles, California  90071-3442
                  Attention:  George A. Furst, Esq.

         If to Agent:

                  L'Auberge Communities Inc.
                  5110 Langdale Way
                  Colorado Springs, Colorado 80906
                  Attention:  Stephen B. Boyle

         With a copy to:

                  Hughes Hubbard & Reed LLP
                  350 South Grand Avenue, Suite 3600
                  Los Angeles, California  90071-3442
                  Attention:  George A. Furst, Esq.

Such notices shall be effective upon delivery if delivered in person and either upon actual receipt or three (3) days after mailing, whichever is earlier, if delivered by mail.

         14.      Entire Agreement.

                  Except as otherwise specifically set forth herein, this Agreement is the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements between the parties with respect thereto. There have been no representations or warranties by either party to the other except as expressly contained herein. No claim of waiver, modification, consent or acquiescence with respect to any provision of this Agreement shall be made against either party except on the basis of a written instrument executed by or on behalf of such party.

         15.      Successors and Assigns.

                  This Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the parties hereto. Agent may not assign any of its rights, or delegate any of its duties, under this Agreement without the prior written consent of Owner.

         16.      Exhibits.

                  All Exhibits referred to in this Agreement are expressly incorporated herein by reference as though set forth in full.

         17.      Paragraph Headings.

                  The headings of the several paragraphs of this Agreement are inserted solely for convenience of reference and are not a part of and are not intended to govern, limit or aid in the construction of any term or provision thereof.

         18.      Time.

                  Time is of the essence in the performance of this Agreement.

         19.      Authority.

                  All parties to this Agreement warrant and represent that they have the power and authority to enter into this Agreement in the names, titles and capacities herein stated and on behalf of any entities, persons, estates or firms represented or purported to be represented by such persons, and shall deliver to the other party such corporate resolutions, powers of attorney and such other documents or instruments as shall be reasonably necessary to evidence such authority.



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         20.      Governing Law.

                This Agreement is to be governed by and construed in accordance with the laws of the State of Arizona.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement, effective the day and year first above written.

AGENT:                                     OWNER:

L'AUBERGE COMMUNITIES INC.,             CLUSTER HOUSING PROPERTIES,
a California corporation                A CALIFORNIA LIMITED PARTNERSHIP

     By:                               By:      GP L'Auberge Communities L.P.,
         Stephen B. Boyle                     a California limited partnership,
         President                            General Partner

                                           By:      L'Auberge Communities Inc.,
                                                     General Partner

                                           By:      ___________________
                                                    Stephen B. Boyle
                                                    President